UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

October 2, 2006

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on October 5, 2006 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.
	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 11, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

Consolidated Restaurants Limited LLC

Financial Statements

For the years ended December 31, 2004, 2005, and period ended

October 1, 2006

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To The Members

Consolidated Restaurants Limited, LLC

Lakewood, Colorado

I have audited the accompanying balance sheets of Consolidated Restaurants Limited, LLC as of December 31, 2004, 2005 and October 1, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years and period then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Consolidated Restaurants Limited, LLC as of December 31, 2004, 2005 and October 1, 2006, and the results of its operations and its cash flows for the years and period then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado
December 15, 2006	RONALD R. CHADWICK, P.C.

Consolidated Restaurants Limited, LLC

Balance Sheets

	December 31,		October 1, 2006
	2004	2005
Assets
Current Assets
Cash & cash equivalents	$23,259	$—	$21,879
Other receivables	1,157	2,559	2,500
Inventories	13,268	19,074	17,054

Total Current Assets	37,684	21,633	41,433

Equipment and Leasehold Improvements
Equipment	279,244	280,666	299,519
Furniture & fixtures	87,836	89,995	111,386
Leasehold improvements	23,571	24,586	26,957
Less accumulated depreciation and amortization	(274,566)	(302,396)	(325,346)

Net equipment and leasehold improvements	116,085	92,851	112,516

Other Assets
Deposit	995	995	995

Total Other Assets	995	995	995

Total Assets	$154,764	$115,479	$154,944

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable—trade	$19,643	$6,030	$6,566
Bank overdraft	—	302	—
Accrued interest—Related party	67,620	91,140	105,604
Judgement payable	—	50,000	5,000
Accrued expenses	4,288	7,513	11,458

Total current liabilities	91,551	154,985	128,628

Long-term Debt
Advances—Related party	172,000	172,400	154,000
Note payable—Related party	336,000	336,000	336,000

Total long-term debt	508,000	508,400	490,000

Members’ Equity	(444,787)	(547,906)	(463,684)

Total Liabilities and Members’ Equity	$154,764	$115,479	$154,944

See notes to financial statements

Consolidated Restaurants Limited, LLC

Statements of Operations

	For the years ended, December 31,		January 1 to October 1,
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$843,328	$673,888	$649,910
Sales of food and merchandise	352,567	71,046	66,079
Service revenue	169,896	260,869	311,900
Other	54,576	41,989	23,760

Total Revenue	1,420,367	1,047,792	1,051,649

Operating Expenses
Cost of goods sold	339,836	276,628	228,061
Salaries and wages	319,133	262,513	283,773
Other general and administrative
Taxes and permits	42,875	55,633	40,191
Charge card and bank fees	7,070	7,344	11,267
Rent	139,800	122,327	101,564
Legal and professional	31,618	63,639	11,623
Advertising and marketing	59,685	70,780	63,549
Other	314,894	240,609	186,810
Depreciation and amortization	56,791	27,830	22,950

Total Operating Expenses	1,311,702	1,127,303	949,788

Income (loss) from operations	108,665	(79,511)	101,861

Other income (expenses)
Interest expense	(24,807)	(23,608)	(17,639)

Total Other Income (Expenses)	(24,807)	(23,608)	(17,639)

Net income (loss)	$83,858	$(103,119)	$84,222

See notes to financial statements

Consolidated Restaurants Limited, LLC

Statement of Members’ Equity

For the years ended December 31, 2004, 2005 and the period ended October 1, 2006

Balance, December 31, 2003	$ (528,645)
Net income	83,858

Balance, December 31, 2004	(444,787)
Net income	(103,119)

Balance, December 31, 2005	(547,906)
Net income	84,222

Balance, October 1, 2006	$(463,684)

See notes to financial statements

Consolidated Restaurants Limited, LLC

Statements of Cash Flows

	For the years ended, December 31,		January 1 to October 1,
	2004	2005	2006
Net income (loss)	$83,858	$(103,119)	$84,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,791	27,830	22,950
(Increase) decrease in other receivables	1,397	(1,402)	59
(Increase) decrease in inventory	(234)	(5,806)	2,020
Increase (decrease) in trade accounts payable	14,530	(13,613)	536
Bank overdraft	—	302	(302)
Increase (decrease) in accrued expenses	18,440	26,745	18,409

Net cash provided by operating activities	174,782	(69,063)	127,894

Investing Activities
Purchases of equipment and leasehold improvements	(2,533)	(4,596)	(42,615)

Net cash used by investing activities	(2,533)	(4,596)	(42,615)

Financing Activities
Advances from related parties	(130,007)	400	(18,400)
Judgement payable	—	50,000	(45,000)

Net cash provided by financing activities	(130,007)	50,400	(63,400)

Net increase (decrease) in cash	42,242	(23,259)	21,879

Cash beginning of year	(18,983)	23,259	—

Cash end of year	$23,259	—	$21,879

See notes to financial statements

Consolidated Restaurants Limited, LLC

Notes to Financial Statements

December 31, 2004, 2005, and October 1, 2006

1)	Organization

The Company formed as a Colorado Limited Liability Company in March 2001. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Colorado Springs, Colorado.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

Consolidated Restaurants Limited, LLC

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and October 1, 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Related Party Transaction

The Company rents its facility from 5975 Terminal LLC, which is owned by the two members of the entity. The following are the amounts of rent paid to 5975 Terminal LLC each year:

Years and period ended
October 1, 2006	$101,564
December 31, 2005	$122,327
December 31, 2004	$139,800

Consolidated Restaurants Limited, LLC

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and October 1, 2006

4)	Commitments

The Company has a lease on the facility (note 3). The future minimum lease commitment is undeterminable as the lease is a verbal month to month lease.

5)	Judgment

The Company at December 31, 2005 and October 1, 2006 had a remaining outstanding judgment payable of $50,000 and $5,000 respectively. The judgment was the result of a vendor dispute. The judgment was paid in full and satisfied in November 2006.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

On October 2, 2006, the Company acquired assets of Consolidated Restaurants Limited, LLC. a Colorado Limited Liability Company. The acquisition of Consolidated Restaurants Limited, LLC. was accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. The operations are included as VCG CO Springs, Inc. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $1,400,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$7,499,438			$7,499,438
Sales of food and merchandise	945,340	66,079	1,011,419			1,011,419
Service revenue	3,618,038	311,900	3,929,938			3,929,938
Other	4,701,675	23,760	4,725,435			4,725,435

Total Revenue	16,114,581	1,051,649	17,166,230			17,166,230

Operating Expenses
Cost of goods sold	2,259,896	228,061	2,487,957			2,487,957
Salaries and wages	4,730,095	283,773	5,013,868			5,013,868
Other general and administrative
Taxes and permits	347,531	40,191	387,722			387,722
Charge card and bank fees	228,765	11,267	240,032			240,032
Rent	832,240	101,564	933,804			933,804
Legal and professional	403,220	11,623	414,843			414,843
Advertising and marketing	471,703	63,549	535,252			535,252
Other	2,899,999	186,810	3,086,809			3,086,809
Depreciation & amortization	664,399	22,950	687,349			687,349

Total Operating Expenses	12,837,848	949,788	13,787,636			13,787,636

Income from operations	3,276,733	101,861	3,378,594			3,378,594

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	(1,512,297	) a	(72,361)	(1,548,658)
Interest income	17,638	—	17,638			17,638
Gain on sale of assets	44,184		44,184			44,184
Gain on sale of marketable securities	328	—	328			328
Bad debt on uncollectable note receivable	(24,538)	—	(24,538)			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	(1,474,685)			(1,547,046)

Net income from continuing operations before income taxes	1,819,687	84,222	1,903,909			1,881,548

Income tax expense—current	—	—	—			—
Income tax expense—deferred	200,000	—	200,000			200,000

Total income taxes	200,000	—	200,000			200,000

Minority interest	(99,324)	—	(99,324)			(99,324)

Income from continuing operations	1,520,363	84,222	1,604,585			1,532,224

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	(404,687)			(404,687)
Income taxes	—	—	—			—

Loss from discontinued operations	(404,687)	—	(404,687)			(404,687)

Net income	1,115,676	84,222	1,199,898			1,127,537

Preferred stock dividends	(878,843)	—	(878,843)			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$321,055			$248,654

Income (loss) from continuing operations	$0.17					$0.17
Income (loss) from discontinued operations	$(0.04)					$(0.04)
Preferred stock dividends	$(0.10)					$(0.10)

Net income (loss) applicable to common shareholders	$0.03					$0.03

Weighted average shares outstanding	9,128,985					9,128,985

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$6,799,801			$6,799,801
Sales of food and merchandise	1,114,391	71,046	1,185,437			1,185,437
Service revenue	3,545,049	260,869	3,805,918			3,805,918
Other	5,068,800	41,989	5,110,789			5,110,789

Total Revenue	15,854,153	1,047,792	16,901,945		—	16,901,945

Operating Expenses
Cost of goods sold	2,016,753	276,628	2,293,381			2,293,381
Salaries and wages	5,827,683	262,513	6,090,196			6,090,196
Other general and administrative
Taxes and permits	245,107	55,633	300,740			300,740
Charge card and bank fees	219,249	7,344	226,593			226,593
Rent	865,039	122,327	987,366			987,366
Legal and professional	576,989	63,639	640,628			640,628
Advertising and marketing	547,756	70,780	618,536			618,536
Other	2,891,441	240,609	3,132,050			3,132,050
Depreciation & amortization	639,955	27,830	667,785			667,785

Total Operating Expenses	13,829,972	1,127,303	14,957,275			14,957,275

Income (loss) from operations	2,024,181	(79,511)	1,944,670			1,944,670

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	(1,371,559	) a	(66,392)	(1,437,951)
Interest income	68,534	—	68,534			68,534
Gain on sale of assets	1,300	—	1,300			1,300
Gain on sale of marketable securities	1,265	—	1,265			1,265
Bad debt on uncollectable note receivable	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	(1,300,460)			(1,366,852)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	644,210			644,210

Income tax expense—current	—	—	—			—
Income tax expense—deferred	—	—	—			—

Total income taxes	—	—	—			—

Minority interest	(28,969)	—	(28,969)			(28,969)

Income from continuing operations	718,360	(103,119)	615,241			615,241

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	(303,881)			(303,881)
Income taxes	—	—	—			—

Loss from discontinued operations	(303,881)	—	(303,881)			(303,881)

Net income (loss)	414,479	(103,119)	282,391			282,391

Preferred stock dividends	(1,685,730)	—	(1,685,730)			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$(1,403,339)			$(1,403,339)

Income (loss) from continuing operations	$0.09					$0.07
Income (loss) from discontinued operations	$(0.04)					$(0.04)
Preferred stock dividends	$(0.20)					$(0.20)

Net income (loss) applicable to common shareholders	$(0.15)					$(0.17)

Weighted average shares outstanding	8,477,571					8,477,571

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets.